UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2024

Verve Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40489	82-4800132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Brookline Avenue, Suite 601 Boston, Massachusetts	02215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 603-0070

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	VERV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Verve Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 6, 2024 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered and voted on the four proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement, filed with the U.S. Securities and Exchange Commission on April 26, 2024. The final voting results are set forth below.

Proposal 1 – Election of Class III Directors

The stockholders of the Company elected Burt Adelman and Sekar Kathiresan to serve as Class III directors of the Company, for a three-year term ending at the annual meeting of stockholders to be held in 2027 and until each of their successors has been duly elected and qualified or until their earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the Class III directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Burt Adelman, M.D.	27,760,743	17,141,076	24,032,475
Sekar Kathiresan, M.D.	44,455,131	448,061	24,031,102

Proposal 2 – Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
68,752,292	76,802	105,200	0

Proposal 3 – Approval, on an Advisory Basis, of Compensation Paid to Company’s Named Executive Officers

The stockholders of the Company approved, on an advisory basis, the compensation paid to its named executive officers. The results of the stockholders’ non-binding, advisory vote with respect to compensation paid to the Company’s named executive officers were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
39,396,050	5,481,524	25,644	24,031,076

Proposal 4 – Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on the Compensation Paid to Company’s Named Executive Officers

The stockholders of the Company recommended, in a non-binding, advisory vote, that future advisory votes on the compensation of the Company’s named executive officers be held every year. The results of the stockholders’ non-binding, advisory vote with respect to the frequency of future advisory votes on the compensation paid to the Company’s named executive officers were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstaining	Broker Non-Votes
44,065,864	446,673	349,187	41,495	24,031,075

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERVE THERAPEUTICS, INC.

Date: June 7, 2024	By:	/s/ Allison Dorval
Name: Allison Dorval
Title: Chief Financial Officer